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                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement        [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement              Commission Only (as Permitted
[ ]  Definitive Additional Materials         by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or  240.14a-12

                                 THE GCG TRUST
                           ------------------------
               (Name of Registrant as Specified In Its Charter)

                                 THE GCG TRUST
                           ------------------------
                    (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:_____
     (2)  Aggregate number of securities to which transaction applies:________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:_________________________________
     (4)  Proposed maximum aggregate value of transaction:____________________
     (5)  Total fee paid:_____________________________________________________

[ ]  Fee paid previously with preliminary materials.__________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:_____________________________________________
     (2)  Form, Schedule or Registration Statement No.:_______________________
     (3)  Filing Party:_______________________________________________________
     (4)  Date Filed:_________________________________________________________




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THE GCG TRUST
1475 Dunwoody Drive                             Tel: (800) 366-0066
West Chester, PA  19380                         Fax: (610) 425-3530


March 24, 2000


Dear Valued Client:

I am writing to share with you proposed changes regarding the investment advisory of a portfolio within your ING VARIABLE ANNUITIES contract. Enclosed are proxy materials for your approval to appoint THE PRUDENTIAL INVESTMENT CORPORATION (PIC) as the new portfolio manager of the Real Estate Portfolio.

We are confident that the addition of PIC will make ING VARIABLE
ANNUITIES an even more attractive choice for your investment dollars. Here are some reasons why we are confident:

o EXPERIENCE. PIC is a wholly owned subsidiary of The Prudential Insurance Company of America (The Prudential), which was founded in 1875. Prudential Real Estate Securities Investors, the specialized subdivision of PIC that will manage the Real Estate Series, and PIC manages more than $141 billion in assets on behalf of over 300 institutional clients as of December 31, 1999.

o KNOWLEDGE. PIC has over 25 years experience in core private real estate investing and understanding relationships between real estate investments and portfolio performance.

o GLOBAL DEPTH. PIC seeks to utilize The Prudential's expertise and position in the global capital markets to create opportunities for its clients. Specialized worldwide investment teams focus on specific investment strategies while striving to identify capital market opportunities.

On February 17, 2000, the GCG Trust's Board of Trustees approved this management change. Therefore, it recommends that you cast your vote "FOR" the approval of this change. Please review the enclosed proxy statement to cast your vote and return it promptly in the postage paid envelope provided.

Thank you for your attention to this matter. Should you have any questions or concerns, please do not hesitate to contact us at 1-800-366-0066.


Sincerely,
/s/ Barnett Chernow
Barnett Chernow
President


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                                THE GCG TRUST
                             1475 DUNWOODY DRIVE
                            WEST CHESTER, PA 19380
                                 800-366-0066


               NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      OF THE REAL ESTATE SERIES

APRIL 24, 2000


To the Shareholders of the Real Estate Series of The GCG Trust:

    Notice is hereby given to the holders of shares of beneficial interest (the "Shares") of the Real Estate Series of The GCG Trust (the "Trust"), a Massachusetts business trust, that a Special Meeting of the Shareholders of the Trust (the "Meeting") will be held at 1475 Dunwoody Drive, West Chester, PA 19380, on April 24, 2000, at 10:00 a.m., local time, for the following purpose:

    To approve a new Portfolio Management Agreement among the Trust, Directed Services, Inc. ("DSI") and Prudential
    Investment Corporation (PIC) on behalf of the Real Estate
    Series; and

    To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The Board of Trustees has fixed the close of business on February 29, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.



                                    By Order of the Board of Trustees

                                    /s/ Myles R. Tashman

                                    Myles R. Tashman, Secretary

 March 23, 2000


-----------------------------------------------------------------------
MANAGEMENT OF THE TRUST RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT.

YOUR VOTE IS IMPORTANT! PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED AUTHORIZATION CARD, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE.

IF YOU SIGN, DATE AND RETURN THE PROXY BUT GIVE NO VOTING
INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE PROPOSAL
NOTICED ABOVE
-----------------------------------------------------------------------





                               THE GCG TRUST
                            1475 DUNWOODY DRIVE
                      WEST CHESTER, PENNSYLVANIA 19380
                                800-366-0066

-----------------------------------------------------------------------
                             PROXY STATEMENT
-----------------------------------------------------------------------

                   SPECIAL MEETING OF SHAREHOLDERS OF THE
                            REAL ESTATE SERIES

                               APRIL 24, 2000

    THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE BOARD OF TRUSTEES (THE "BOARD" OR "TRUSTEES") OF THE GCG TRUST (THE "TRUST"), A MASSACHUSETTS BUSINESS TRUST, OF PROXIES TO BE VOTED AT A SPECIAL MEETING OF THE SHAREHOLDERS OF THE TRUST, AND AT ANY AND ALL ADJOURNMENTS THEREOF (THE "MEETING"), TO BE HELD AT 1475 DUNWOODY DRIVE, WEST CHESTER, PA 19380, ON APRIL 24, 2000, AT 10:00 A.M. LOCAL TIME. The approximate mailing date of this Proxy Statement and accompanying form of proxy is March 24, 2000.

    The Board has fixed the close of business on February 29, 2000, as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") in the Real Estate Series of the Trust entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share.

    The Board is soliciting shareholder votes on the proposal affecting only one portfolio; the Real Estate Series (the "Series"). Only shareholders of the Series are being requested to vote on the following proposal (the "Proposal"):

    To approve a new Portfolio Management Agreement among the Trust, Directed Services, Inc. ("DSI" or the "Manager") and
    The Prudential Investment Corporation ("PIC" or "Portfolio
    Manager") on behalf of the Real Estate Series; and

    To transact such other business as may properly come before the Meeting.

    The new Portfolio Management Agreement (the "New Portfolio
Management Agreement" or sometimes the "PIC Agreement") will not result in higher shareholder fees.

    The Series represented by this proxy statement involves one (1) of twenty-four (24) operational portfolios of the Trust. The Shares of the Series currently are offered to separate accounts of affiliated insurance companies: Golden American Life Insurance Company ("Golden American"), First Golden American Life Insurance Company of New York ("First Golden") and Equitable Life Insurance Company of Iowa ("Equitable Life") (collectively, the "Participating Insurance Companies" or individually, "Participating Insurance Company") to serve as an investment medium for variable annuity contracts and variable life insurance policies (collectively, "Variable Contracts" or individually, "Variable Contract") issued by the Participating Insurance Companies. These separate accounts are registered with the Securities and Exchange Commission as investment companies. In accordance with the Investment Company Act of 1940 (the "1940 Act"), it is expected that each Participating Insurance Company, issuing a Variable Contract funded by a registered separate account that participates in the Trust, will request voting instructions from the owners of the Variable Contracts ("Variable Contract Owners") and will vote Shares or other voting interests in the separate account in proportion to the voting instructions received. The Participating Insurance Companies are required to vote Shares of the Series held by their registered separate accounts in accordance with instructions received from Variable Contract Owners. Each Participating Insurance Company is also required to vote Shares of the Series held in each registered separate account for which it has not received instructions in the same proportion as it votes Shares held by that separate account for which it has received instructions. Shares held by each Participating Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to Shares held in all of the insurer's separate accounts, in the aggregate. Variable Contract Owners permitted to give instructions for the Series and the number of Shares for which such instructions may be given for purposes of voting at the Meeting, will be determined as of the Record Date for the Meeting. A proxy may be revoked at any time before it is voted by the furnishing of a written revocation, properly executed, to the Trust's Secretary before the Meeting or by attending the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Trust or Golden American or their agents or affiliates personally or by telephone. All expenses in connection with the solicitation of the proxies will be borne by Manager.

    VOTING. Shares, which represent interests in the Series, are being asked to vote on the Proposal, and as appropriate, any other business that may properly come before the Meeting. The voting requirement for approval of this Proposal and any other proposal requires a vote of the "majority of the outstanding voting securities" of the Series which means the lesser of: (i) 67% or more of the Shares of the Series entitled to vote thereon present at the Meeting, if the holders of more than 50% of the outstanding Shares of the Series are present or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Series.

    The Board, at a meeting held on February 17, 2000, approved the New Portfolio Management Agreement and recommended that it be submitted to the shareholders for their approval. If the New Portfolio Management Agreement is approved by the shareholders of the Series, it will become effective with respect to the Series on May 1, 2000. If the Shareholders of the Series should fail to approve the New Portfolio Management Agreement, the Board will determine the appropriate action to take.

    In the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies for the Proposal, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of the shareholders. Such action should be based on a consideration of all relevant factors including the nature of the Proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. A vote may be taken on the Proposal prior to any adjournment if sufficient votes have been received for approval of the Proposal.

    The presence in person or by proxy of the holders of thirty percent (30%) of the outstanding Shares is required to constitute a quorum at the Meeting. As of the Record Date, the sole shareholders of the Series were the Participating Insurance Companies. Since the Participating Insurance Companies are the legal owners of the Shares, attendance by the Participating Insurance Companies at the meeting will constitute a quorum under the Trust's Amended and Restated Agreement and Declaration of Trust. Shares beneficially held by Variable Contract Owners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions will be counted as present, but not cast, at the Meeting. Under the 1940 Act, the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Meeting or a percentage of the Series' outstanding shares, which would have the effect of treating abstentions as if they were votes against the Proposal.

    The Trust knows of no items of business other than the Proposal mentioned in the Notice, which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment.

BACKGROUND

    As described in the Trust's prospectus, investment management services are provided to the Trust and each of its several Series by DSI, an indirect subsidiary of ING Groep N.V. ("ING"), located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380, pursuant to an investment management agreement between DSI and the Trust. Subject to the supervision and approval of the Board and approval of the shareholders of the respective Series, DSI is responsible for engaging various investment advisory organizations (each, a "portfolio manager") to provide portfolio management services to the respective Series. The investment management agreement provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Series' operations, the Manager may engage, subject to the approval of the Board and, where required, the shareholders of a Series, a portfolio manager to provide investment advisory services in relation to the Series, and delegate to the portfolio manager the duty, among other things, to implement the Series' investment program as determined by DSI, including the duty to determine what securities will be purchased for or sold by the Series. The investment management agreement, including the fees payable to the Manager thereunder, have not been and are not proposed to be changed in connection with the portfolio management agreement change discussed in this proxy statement.

    DSI is also responsible for monitoring and evaluating the performance of the various portfolio managers. DSI has formulated a portfolio management strategy for the Trust that would encourage the Trust's growth and provide a range of investment opportunities for the Participating Insurance Companies and their Variable Contract Owners. DSI has come to believe that the Trust's interest--and those of its shareholders--would best be served by creating, through the medium of the Trust's several Series, a matrix of diverse but complimentary investment portfolios. As the Trust's Manager, DSI believes that the best way to accomplish this goal is to employ portfolio managers whose differing styles cover the investment spectrum, from those that favor value-oriented investing to aggressive growth. DSI believes that the Proposal set forth in this Proxy Statement represents a step toward making this goal a reality. This Proposal would, if approved by shareholders, appoint PIC, an investment advisory organization to serve as portfolio manager to the Series. The Proposal in this Proxy Statement was presented to a meeting of the Trust's Board held on February 17, 2000 with the recommendation of DSI. The Board considered the Proposal and it was approved by the Board, including a majority of the Board members who are not "interested persons" ("Independent Trustees") of the Trust within the meaning of the 1940 Act.


INFORMATION ABOUT PRUDENTIAL INVESTMENT CORPORATION, PRUDENTIAL REAL ESTATE INVESTORS AND PRUDENTIAL REAL ESTATE SECURITIES INVESTORS

    A unit of PIC, Prudential Real Estate Securities Investors (PRESI), located at Gateway Center 2, McCarter Highway & Market Street, Newark, NJ 07102, is a public real estate securities unit of Prudential Real Estate Investors (PREI), located at the same address. PREI is one of several specialized investment management groups that operate under PIC, a registered investment advisor, located at Prudential Plaza, Newark, NJ 07102-4077. PIC is a direct subsidiary of The Prudential Insurance Company of America ("The Prudential"), located at the same address as PIC. PIC currently serves as the investment advisor to substantially all of the funds within the Prudential mutual fund complex. As of February 29, 2000, PIC served as a investment advisor to approximately 48 of the Prudential Mutual Funds. PRESI, a further specialized subdivision of PREI that will provide investment advisory services to the Series, provides both discretionary and non-discretionary investment advisory services to its clientele, which consists of investment companies, employee retirement plans and other institutional investors, including the general account of The Prudential. PRESI specializes in investing in publicly traded equity securities of Real Estate Investment Trusts (REITs) and real estate operating companies. The investment approach, used by PRESI in making investment decisions, is value-oriented adaptation of economic value added analysis. As of December 31, 1999, PRESI, together with the other investment management PIC groups, managed over $141 billion in assets.

    See the Appendix for a list of the directors and the principal executive officers of PIC, and a table setting forth the other investment companies managed by PIC, or any of its units, groups or subsidiaries, with similar investment policies and objectives to those of the Real Estate Series, and other information about PIC.


                                PROPOSAL
                APPROVAL OF A NEW PORTFOLIO MANAGEMENT AGREEMENT
    AMONG THE TRUST, DSI AND THE PRUDENTIAL INVESTMENT CORPORATION WITH
                    RESPECT TO THE REAL ESTATE SERIES

THE EII REALTY AGREEMENT WITH RESPECT TO THE REAL ESTATE SERIES

    In accordance with provisions for the delegation of authority, DSI and the Trust entered into a portfolio management agreement with E.I.I. Realty Securities, Inc. ("EII") for the Real Estate Series pursuant to which portfolio management duties were delegated by DSI to EII. The current EII Agreement, dated October 24, 1997, was last approved by the shareholders of the Real Estate Series on October 9, 1997 for the purposes of initial approval and has been annually thereafter reapproved by the Trustees, including a majority of the Independent Trustees. On February 26, 1999, the Trustees approved a new schedule of compensation, whereby DSI (not the Series) decreased the portfolio management fees payable on behalf of the Real Estate Series to EII. This allowed DSI to retain a larger portion of such fees, in an effort to reflect better the division of duties and responsibilities between DSI and EII. Prior to the change, DSI paid, on behalf of the Series, a fee payable monthly, based on the average daily net assets of the Series at the annual rate of 0.50%.

    The new rate of compensation under the EII Agreement, as paid by DSI (not the Trust), and based on the average daily net assets is as follows:

                0.50% of first $70 million; and
                0.40% on net assets over $70 million.

    DSI (not the Series) paid $318,777.90 in investment advisory fees to EII for the fiscal year ended 1999.

    At an in-person meeting held on February 17, 2000, the Board received a proposal from the Manager to replace EII with PIC as portfolio manager to the Series and gave formal approval to the new Portfolio Management Agreement with PIC for the Series. Also at that meeting, the Board authorized the submission of this matter for shareholder approval and the preparation of this Proxy Statement. The PIC Agreement is attached as Exhibit A.

THE PRUDENTIAL INVESTMENT CORPORATION AGREEMENT WITH RESPECT TO THE REAL ESTATE SERIES

    The terms and conditions of the PIC Agreement are substantially the same as those of the EII Agreement, including the fee schedule. Such
terms and conditions include    a provision that specifically requires PIC
to assist with pricing certain portfolio assets;    provisions for
participation in the defense of each party by the other party;
limitations on costs associated with investigations, and restrictions on settlement without prior written consent of the other party in cases
involving findings of "wrongdoing";     provisions to restrict portfolio
managers that may be engaged by PIC to those approved by a majority of the Trust's Trustees and also approved by a vote of a majority of the outstanding voting securities of the Series; provisions that allow for brokerage transactions to be effectuated through a broker-dealer
affiliated with PIC; a general cooperation provision;   provisions
providing for representations, such as representations that relevant
licenses have been obtained;    a provision for amendments and notices; and
a provision indicating the state under which the portfolio management agreement is governed.

    Note that neither the fees paid by the Trust to DSI on behalf of the Real Estate Series, nor the fees paid by DSI to PIC, on behalf of the Real Estate Series, will change as a result of this proxy.

    If the PIC Agreement is approved by the shareholders of the Series, it will become effective with respect to the Series as of April 28, 2000, and will remain in effect for two years and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act. The PIC Agreement may be terminated at any time without penalty upon 60 days' written notice to the other parties to the agreement, and will automatically terminate in the event of its assignment by any party as defined under the 1940 Act.

TRUSTEES' RECOMMENDATION REGARDING THE PROPOSAL

    In determining whether it was appropriate to approve the New Portfolio Management Agreement with PIC for the Real Estate Series and to recommend approval to shareholders, a majority of the Trustees, including a majority of the Trustees who also are not interested persons of the Trust, DSI or PIC, considered various matters and materials provided by DSI and PIC. Information considered by the Trustees included, among other things, the following: (1) the compensation to be received by PIC from DSI (not the Trust) for its portfolio management services and the fairness and reasonableness of such compensation; (2) the nature and the quality of the portfolio management services expected to be rendered under the New Portfolio Management Agreement; (3) the background and prior experience of PIC and its team of investment professionals; (4) the financial condition of PIC and its parent, The Prudential Insurance Company of America; and (5) the assessment of PIC's operational and compliance capabilities.

    In light of the circumstances, a majority of the Trustees, including a majority of the Independent Trustees, concluded that the terms of the PIC Agreement are fair and reasonable and in the best interests of the Series and its shareholders. Also based upon its evaluation, the Board further concluded that the engagement of PIC as portfolio manager to the Series would offer the Series access to highly effective management and advisory services and capabilities. Accordingly, and as required in accordance with the 1940 Act, a majority of the Trustees, including a majority of the Independent Trustees, approved, and recommended submission of, the PIC Agreement to shareholders of the Series for their approval.


SHAREHOLDER ACTION REQUIRED

    The New Portfolio Management Agreement, as approved by the Board, is being submitted to the shareholders of the Real Estate Series for approval. If the PIC Agreement is approved by the shareholders of the Real Estate Series, it will become effective on April 28, 2000 and remain in force for two years from its effective date and will then continue in effect with respect to the Series from year to year thereafter in accordance with the 1940 Act. If the shareholders of the Series do not approve the PIC Agreement, the Trustees will decide what action to take.


OUTSTANDING SHARES

    As of the Record Date, 4,473,468.524 Shares were outstanding for the Series, and no Trustee or executive officer of the Trust, or the Trustees and executive officers as a group beneficially owned more than one percent (1%) in the Series or the Trust.
As of the Record Date, no Variable Contract Owners were known to the Trust to be the beneficial owner of 5% or more of Shares of the Series. For the fiscal year ended December 1999, Real Estate Series paid $84 in commissions to ING Baring Furman Selz, an affiliate of DSI, and an indirect subsidiary of ING. This represented 0.06% of total commissions paid on behalf of the Series.


OFFICERS AND DIRECTORS OF THE TRUST

    The principal executive officers of the Trust and their ages and principal occupations are set forth below. The executive officers of the Trust are elected annually and each serves until his or her successor shall have been duly elected and qualified. Since January 1, 1999, no Trustee or executive officer of the Trust has had any interest in the Proposal nor has any Trustee or executive officer of the Trust purchased or sold any securities of PIC, DSI or their affiliates.

    Barnett Chernow, age 49, has served as President of the Trust and Chairman of the Board of Trustees since December 1999. Additionally, Mr. Chernow has been Executive Vice President, then President and Director, Golden American since May 1993; Executive Vice President and then President, First Golden, since May 1998; Executive Vice President, Directed Services, Inc., since October 1993; Vice President, Equitable Life since 1996.

    John R. Barmeyer, age 53, serves as Trustee of the Trust.
Additionally, he has served as Senior Vice President, General Counsel and Secretary of ING American Life Corporation and its subsidiaries since October 1995.

    Myles R. Tashman, age 57, serves as Secretary of the Trust. Additionally, he is Executive Vice President, and Secretary, Golden American since 1993, General Counsel since July 1996 and Director since January 1998; Director, Executive Vice President and Secretary, DSI since 1993, General Counsel since July 1996; Assistant Secretary, Equitable Life since 1996.

    Mary Bea Wilkinson, age 43, serves as Treasurer of the Trust.
Additionally, she has served as Senior Vice President of DSI and Golden American from September, 1983 to June, 1997, then Senior Vice President of First Golden since June 1997.

    J. Michael Earley, age 54, serves as Trustee of the Trust. Also, he has served as President, and Chief Executive Officer, Bankers Trust Company, Des Moines, Iowa since July 1992.

    R. Barbara Gitenstein, age 51, serves as Trustee of the Trust. Additionally, she has served as President, The College of New Jersey since January 1999.

    Robert A. Grayson, age 72, serves as Trustee of the Trust. He is also Co-founder, Grayson Associates, Inc., founded in 1970.

    Stanley B. Seidler, age 71, serves as Trustee of the Trust. He is also President, Iowa Periodicals, Inc. since 1990 and President, Excell Marketing L.C. since 1994.
    Roger B. Vincent, age 54, serves as Trustee of the Trust. Additionally, he has served as President, Springwell Corporation since 1989; Director, AmeriGas Partners, Inc. since 1998; Director, Tatham Offshore, Inc. since 1996.

    Elizabeth J. Newell, age 52, serves as Trustee of the Trust. She is also President and Chief Executive Officer of KRAGIE/NEWELL, Inc. since January 1993.


DISTRIBUTOR

    Shares of the Trust are distributed through DSI (the "Distributor"). The Distributor's address is 1475 Dunwoody Drive, West Chester,
Pennsylvania 19380. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. (NASD) and acts as Distributor without remuneration from the Trust.


ADMINISTRATOR

    The administrator of the Series, and every other operational series of the Trust, is DSI. DSI has retained the services of PFPC, Inc., a Delaware corporation, located at 103 Bellevue Parkway, Wilmington, DE 19809, to perform accounting and other administration functions for each operational series of the Trust.


ADJOURNMENT

    In the event that sufficient votes in favor of the Proposal set forth in the Notice of Meeting are not received at the close of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. None of the costs of any additional solicitation and of any adjourned session will be borne by the Trust. If the Proposal receives sufficient favorable votes by the time of the Meeting, it will be acted upon and such action will be final.


ANNUAL REPORT

    The Trust's 1999 Annual Report was mailed on or about February 28, 2000. IF YOU SHOULD DESIRE AN ADDITIONAL COPY OF THIS REPORT, IT MAY BE OBTAINED, WITHOUT CHARGE, FROM DSI BY CALLING (800) 366-0066 OR BY WRITING DSI AT 1475 DUNWOODY DRIVE, WEST CHESTER, PA 19380.
COSTS OF SOLICITATION
The costs associated with the Meeting will be paid by DSI. Neither the Trust nor its Shareholders will bear any costs associated with this Meeting.


OTHER BUSINESS

    The management of the Trust knows of no other business to be presented at the meeting other than the matters set forth in this Statement. If any other business properly comes before the Meeting, the persons designated as proxies will exercise their best judgment in deciding how to vote on such matters.


SHAREHOLDER PROPOSAL

    Pursuant to the applicable law of the Commonwealth of Massachusetts, the Amended and Restated Agreement and Declaration of Trust and the By-Laws of the Trust, the Trust need not hold annual or regular shareholder meetings, although special meetings may be called for a specific Series, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving a contract for investment advisory services. Therefore, it is probable that no annual meeting of shareholders will be held in 2000 or in subsequent years until so required by the 1940 Act or other applicable laws. For those years in which annual shareholder meetings are held, proposals which shareholders of the Trust intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Trust within a reasonable period of time before the solicitation is made.

    Please complete the enclosed authorization card and return it promptly in the enclosed self-addressed postage-paid envelope. You may revoke your proxy at any time prior to the meeting by written notice to the Trust or by submitting an authorization card bearing a later date.


                                By Order of the Board of Trustees

                                /s/ Myles R. Tashman

                                Myles R. Tashman, Secretary


March 23, 2000
West Chester, PA

APPENDIX

OTHER INFORMATION REGARDINGPIC

DIRECTORS AND EXECUTIVE OFFICERS OF PIC, POSITION WITH PIC AND OTHER AFFILIATIONS WITH PIC OR AFFILIATES OF PIC

The business address of each person listed is Prudential Plaza, Newark, NJ 07102-0477

NAME                   POSITION WITH PIC         PRINCIPAL OCCUPATIONS
----                   -----------------         ---------------------

Jeffrey Hiller         Chief Compliance Officer  Chief Compliance Officer,
                                                 PIC; Chief Compliance Officer,
                                                 Prudential Global Asset
                                                 Management Group of Prudential

John R. Strangfeld,    Chairman of the Board,    Chairman of the Board,
Jr.                    President, Chief          President, Chief Executive
                       Executive Officer and     Officer and Director, PIC;
                       Director                  President of Prudential Global
                                                 Asset Management Group of
                                                 Prudential; Senior Vice
                                                 President, Prudential

Bernard Winograd       Senior Vice President     Senior Vice President and
                       and Director              Director, PIC; Chief Executive
                                                 Officer, Prudential Real
                                                 Estate Investors


    The table below sets forth the name of the only investment company having similar investment objectives and policies to the Real Estate Series, its approximate net assets, and the fee charged by PIC (as a percentage of average daily net assets). PIC serves as advisor to individuals, banks, non-U.S. registered investment companies, pension and profit sharing plans, trusts, estates or charitable organizations, corporations or other business entities.

    FUND:               Prudential Real Estate Securities Fund

    MANAGER:            PIC


    NET ASSETS AT
      2/29/00:          $56,751,000


    MANAGEMENT FEE:     0.75 of 1% of average daily net assets


    MANAGEMENT FEE
      WAIVER:           None

                                    EXHIBIT  A

                            PORTFOLIO MANAGEMENT AGREEMENT


    AGREEMENT made this ____ day of _________, 2000, among The GCG Trust (the "Trust"), a Massachusetts business trust, Directed Services, Inc. (the "Manager"), a New York corporation, and Prudential Investment Corporation. ("Portfolio Manager"), a New Jersey corporation.

    WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company;

    WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

    WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

    WHEREAS, pursuant to a Management Agreement, effective as of October 24, 1997, a copy of which has been provided to the Portfolio Manager, the Trust has retained the Manager to render advisory, management, and administrative services to many of the Trust's series;

    WHEREAS, the Trust and the Manager wish to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to the Trust and the Manager;

    NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Manager, and the Portfolio Manager as follows:

    1. APPOINTMENT. The Trust and the Manager hereby appoint Prudential Investment Corporation to act as Portfolio Manager to the Series designated on Schedule A of this Agreement (each a "Series") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

    In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Manager wish to retain the Portfolio Manager to render investment advisory services hereunder, they shall promptly notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall so notify the Trust and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

    2. PORTFOLIO MANAGEMENT DUTIES. Subject to the supervision of the Trust's Board of Trustees and the Manager, the Portfolio Manager will provide a continuous investment program for each Series' portfolio and determine the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of each Series. To the extent permitted by the investment policies of the Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.
The Portfolio Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Trust's Registration Statement filed with the Securities and Exchange Commission (the "SEC"), as from time to time amended, copies of which shall be sent to the Portfolio Manager by the Manager upon filing with the SEC. The Portfolio Manager further agrees as follows:

    (a) The Portfolio Manager will (1) manage each Series so that no action or omission on the part of the Portfolio Manager will cause a Series to fail to meet the requirements to qualify as a regulated investment company specified in
        Section 851 of the Internal Revenue Code (other than the requirements for the Trust to register under the 1940 Act and to file with its tax return an election to be a regulated investment company, both of which shall not be the responsibility of the Portfolio Manager), (2) manage each Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and regulations issued thereunder, and
        (3) use reasonable efforts to manage the Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. The Manager will notify the Portfolio Manager promptly if the Manager believes that a Series is in violation of any requirement specified in the first sentence of this paragraph. The Manager or the Trust will notify the Portfolio Manager of any pertinent changes, modifications to, or interpretations of Section 817(h) of the Internal Revenue Code and regulations issued thereunder and of rules or regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies.

    (b) The Portfolio Manager will perform its duties hereunder pursuant to the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees of which the Portfolio Manager has been notified in writing, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Portfolio Manager has received a copy ("Registration Statement"). The Manager or the Trust will notify the Portfolio Manager of pertinent provisions of applicable state law with which the Portfolio Manager must comply under this Paragraph 2(b).

    (c) On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Portfolio Manager or any of its affiliates, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to review by the Manager and the Board of Trustees.

    (d) In connection with the purchase and sale of securities for a Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Portfolio Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and portfolio accounting agent.

    (e) The Portfolio Manager will assist the portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other assets of the Series for which the portfolio accounting agent seeks assistance from or identifies for review by the Portfolio Manager, and the parties agree that the Portfolio Manager shall not bear responsibility or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Series except to the extent that the Portfolio Manager exercises judgment with respect to any such valuation.

    (f) The Portfolio Manager will make available to the Trust and the Manager, promptly upon request, all of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

    (g) The Portfolio Manager will provide reports to the Trust's Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Trust's Board of Trustees with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

    (h) In rendering the services required under this Agreement, the Portfolio Manager may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. However, the Portfolio Manager may not retain as subadviser any company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust's Board of Trustees and a majority of Trustees who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Trust, the Manager, or the Portfolio Manager, or any such company that is retained as subadviser, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Portfolio Manager shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager, any subadviser that the Portfolio Manager has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Portfolio Manager's knowledge, in any material connection with the handling of Trust assets:

        (i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

       (ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

      (iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

    3. BROKER-DEALER SELECTION. The Portfolio Manager is responsible for decisions to buy and sell securities and other investments for each Series' portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Portfolio Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Portfolio Manager or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager's or its affiliate's overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Portfolio Manager if it is registered as a broker-dealer with the SEC, to its affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Board of Trustees of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor.

    4. DISCLOSURE ABOUT PORTFOLIO MANAGER. The Portfolio Manager has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Portfolio Manager, and represents and warrants that, with respect to the disclosure about or information relating, directly or indirectly, to the Portfolio Manager, to the Portfolio Manager's knowledge, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered.

    5. EXPENSES. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust's operations including, but not limited to:

    (a) Expenses of all audits by the Trust's independent public accountants;

    (b) Expenses of the Series' transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

    (c) Expenses of the Series' custodial services including recordkeeping services provided by the custodian;

    (d) Expenses of obtaining quotations for calculating the value of each Series' net assets;

    (e) Expenses of obtaining Portfolio Activity Reports and
        Analyses of International Management Reports (as appropriate) for each Series;

    (f) Expenses of maintaining the Trust's tax records;

    (g) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or an affiliate of the Portfolio Manager;

    (h) Taxes levied against the Trust;

    (i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Series;

    (j) Costs, including the interest expense, of borrowing money;

    (k) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the regulation of shares with federal and state securities or insurance authorities;

    (l) The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

    (m) Costs of printing stock certificates representing shares of the Trust;

    (n) Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

    (o) The Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

    (p) Association membership dues;

    (q) Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Portfolio Manager is responsible for such expenses under Section 14 of this Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

    (r) Organizational and offering expenses.

    6. COMPENSATION. For the services provided, the Manager will pay the Portfolio Manager a fee, payable as described in Schedule B.

    7. SEED MONEY. The Manager agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Series.

    8.  COMPLIANCE.

    (a) The Portfolio Manager agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC or other governmental authority has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the regulations thereunder. The Portfolio Manager further agrees to notify the Manager and the Trust promptly of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.

    (b) The Manager agrees that it shall immediately notify the Portfolio Manager (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder.

    9. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

    10. COOPERATION. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.

    11.  REPRESENTATIONS RESPECTING PORTFOLIO MANAGER.

    (a) During the term of this Agreement, the Trust and the Manager agree to furnish to the Portfolio Manager at its principal offices prior to use thereof copies of all Registration Statements and amendments thereto, prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or any Series or to the public that refer or relate in any way to the Portfolio Manager or any of its affiliates (other than the Manager), or that use any derivative of the name of the Portfolio Manager or any of its affiliates or any logo associated therewith. The Trust and the Manager agree that they will not use any such material without the prior consent of the Portfolio Manager, which consent shall not be unreasonably withheld. In the event of the termination of this Agreement, the Trust and the Manager will furnish to the Portfolio Manager copies of any of the above-mentioned materials that refer or relate in any way to the Portfolio Manager;

    (b) the Trust and the Manager will furnish to the Portfolio Manager such information relating to either of them or the business affairs of the Trust as the Portfolio Manager shall from time to time reasonably request in order to discharge its obligations hereunder;

    (c) the Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager.

    12. CONTROL. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserve the right to direct, approve, or disapprove any action hereunder taken on its behalf by the Portfolio Manager.

    13. SERVICES NOT EXCLUSIVE. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities.

    14.  LIABILITY.  Except as may otherwise be required by the 1940
Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of
Section 15 of the 1933 Act, controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

    15.  INDEMNIFICATION.

    (a) Notwithstanding Section 14 of this Agreement, the Manager agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person of the Portfolio Manager (other than the Manager), and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (all of such persons being referred to as "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Trust which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Manager, any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or prospectus covering shares of the Trust or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Portfolio Manager Indemnified Person; provided however, that in no case shall the indemnity in favor of the Portfolio Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

    (b) Notwithstanding Section 14 of this Agreement, the
        Portfolio Manager agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager (other than the Portfolio Manager), and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities as Portfolio Manager of the Series which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager, (2) may be based upon a failure to comply with Section 2, Paragraph (a) of this Agreement, or (3) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Portfolio Manager and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

    (c) The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Portfolio Manager Indemnified Person unless such Portfolio Manager Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Portfolio Manager Indemnified Person (or after such Portfolio Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Portfolio Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Portfolio Manager Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Portfolio Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Portfolio Manager Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Portfolio Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Portfolio Manager Indemnified Person, adequately represent the interests of the Portfolio Manager Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Portfolio Manager Indemnified Person, which counsel shall be satisfactory to the Manager and to the Portfolio Manager Indemnified Person. The Portfolio Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Portfolio Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Portfolio Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Portfolio Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Portfolio Manager Indemnified Person.

    (d) The Portfolio Manager shall not be liable under Paragraph
        (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Portfolio Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Portfolio Manager of any such claim shall not relieve the Portfolio Manager from any liability which it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Portfolio Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Portfolio Manager assumes the defense of any such action and the selection of counsel by the Portfolio Manager to represent both the Portfolio Manager and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Portfolio Manager will, at its own expense, assume the defense with counsel to the Portfolio Manager and, also at its own expense, with separate counsel to the Manager Indemnified Person which counsel shall be satisfactory to the Portfolio Manager and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Portfolio Manager shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Portfolio Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

    (e) The Manager shall not be liable under this Section 15 to indemnify and hold harmless the Portfolio Manager and the Portfolio Manager shall not be liable under this Section 15 to indemnify and hold harmless the Manager with respect to any losses, claims, damages, liabilities, or litigation that first become known to the party seeking indemnification during any period that the Portfolio Manager is, within the meaning of Section 15 of the 1933 Act, a controlling person of the Manager.

    16. DURATION AND TERMINATION. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for two (2) years from such date and continue on an annual basis thereafter with respect to each Series; provided that such annual continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The Portfolio Manager shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or
(ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Manager at any time without penalty, upon sixty
(60) days' written notice to the Portfolio Manager and the Trust, (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) day's written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager at any time without penalty, upon sixty (60) days written notice to the Manager and the Trust. In addition, this Agreement shall terminate with respect to a Series in the event that it is not initially approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement shall be considered by shareholders of the Series. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such records by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(f), 9, 10, 11, 14, 15, and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 16.

    17. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of
(i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

    18.  USE OF NAME.

    (a) It is understood that the name "Directed Services, Inc."
        or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series. Upon termination of the Management Agreement between the Trust and the Manager, the Portfolio Manager shall as soon as is reasonably possible cease to use such name (or derivative or logo).

    (b) It is understood that the name "Prudential Investment Corporation" or any derivative thereof or logo associated with that name is the valuable property of the Portfolio Manager and its affiliates and that the Trust and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Trust with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a portfolio manager to the Trust and/or the Series. Upon termination of this Agreement between the Trust, the Manager, and the Portfolio Manager, the Trust shall as soon as is reasonably possible cease to use such name (or derivative or logo).

    19. AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST. A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by Trustees of the Trust in their capacity as Trustees of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

    20.  MISCELLANEOUS.

    (a) This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

    (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

    (c) To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

    (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

    (e) Nothing herein shall be construed as constituting the Portfolio Manager as an agent of the Manager, or constituting the Manager as an agent of the Portfolio Manager.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                        THE GCG TRUST


Attest                                  By:
       ----------------------------           ----------------------------


Title                                   Title:
       ----------------------------           ----------------------------



                                        DIRECTED SERVICES, INC.


Attest                                  By:
       ----------------------------           ----------------------------


Title                                   Title:
       ----------------------------           ----------------------------



                                        PRUDENTIAL INVESTMENT
                                        CORPORATION



Attest                                  By:
       ----------------------------           ----------------------------


Title                                   Title:
       ----------------------------           ----------------------------

                                SCHEDULE A



    The Series of The GCG Trust, as described in Section 1 of the attached Portfolio Management Agreement, to which the Prudential
Investment Corporation. shall act as Portfolio Manager are as follows:


                            Real Estate Series

                                SCHEDULE B

                   COMPENSATION FOR SERVICES TO SERIES


    For the services provided by Prudential Investment Corporation ("Portfolio Manager") to the following Series of The GCG Trust, pursuant to the attached Portfolio Management Agreement, the Manager will pay the Portfolio Manager a fee, computed daily and payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:


                0.50% OF FIRST $70 MILLION; AND
                0.40% ON NET ASSETS OVER $70 MILLION.

                     VOTING INSTRUCTION/PROXY
                         THE GCG TRUST
     This voting instruction is solicited on behalf of the Board of Trustees of The GCG Trust (the "Trust"). The Board of Trustees of the Trust recommends that you vote FOR the following proposal. Directed Services, Inc. ("DSI") will pay for the costs of the Meeting of Shareholders of the Trust (the "Meeting") and any adjournment thereof. Neither the Trust nor its Shareholders will pay for the costs of this Meeting.



   [variable name]                          [variable contract]
   [variable joint name]
   [variable address line 1]
   [variable address line 2]                PLEASE  VOTE BY MARKING ONE BOX
   [variable address line 3]                NEXT TO EACH PROPOSAL. SIGN BELOW
   [variable city, state & zip]             EXACTLY AS LISTED HERE AND DATE
                                            THIS VOTING INSTRUCTION. THEN
                                            RETURN IT PROMPTLY IN THE ENCLOSED
                                            ENVELOPE.


     The Undersigned Contract Owner of a variable annuity contract or variable life insurance policy (each referred to as "Contract") issued by Golden American Life Insurance Company, First Golden American Life Insurance Company of New York, or Equitable Life Insurance Company of Iowa (individually, "participating insurance company") and funded by a separate account of a participating insurance company, instructs that the shares of the Series of the Trust attributable to his or her Contract be voted at the Meeting to be held on April 24, 2000 at 10:00 a.m., local time, at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380, and at any adjournment thereof, as directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is acknowledged, and in such participating insurance company's discretion, upon other matters as may properly come before the Meeting and any adjournment thereof.



UNITS               PROPOSAL                           FOR  AGAINST   ABSTAIN


aaaa        To approve a new Portfolio Management
            Agreement among the Trust, DSI and
            Prudential Investment Corporation on
            behalf of:

            REAL ESTATE SERIES                         [ ]    [  ]      [ ]

PLEASE VOTE BY MARKING ONE BOX NEXT TO THE PROPOSAL. SIGN BELOW EXACTLY AS LISTED ABOVE, AND DATE THIS VOTING INSTRUCTION, THEN RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


     This voting instruction will be voted as specified. If this voting instruction is signed, but NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSAL. If this voting instruction is not returned properly executed, such votes will be cast by a participating insurance company on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from contract owners participating in the above-listed Series.



IMPORTANT: Joint Owners must EACH sign. Trustees and others signing in a representative capacity should so indicate.

Date:__________,2000  ________________________      ________________________
                        Contract Owner                Joint Owner (If Any)